SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT




    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)        October 7, 1998

                           REGENCY REALTY CORPORATION
             (Exact name of registrant as specified in its charter)



         Florida                            1-12298                 59-3191743
(State or other jurisdiction              Commission            (IRS Employer
     of incorporation)                    File Number)      Identification No.)


  121 West Forsyth Street, Suite 200
           Jacksonville, Florida                                        32202
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number including area code:              (904)-356-7000



         Not Applicable
        (Former name or former address, if changed since last report)

ITEM 5. OTHER INFORMATION


The factors considered by the Company in determining the price to be paid for the shopping center included its historical and expected cash flow, nature of the tenancies and terms of the leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs, physical condition and location, and the anticipated impact on the Company's financial results. The Company took into consideration capitalization rates at which it believes other shopping centers have recently sold, but determined the purchase price on the factors discussed above. No separate independent appraisals were obtained for the property acquired.

The following summarizes the property acquired:


 Property       Acquisition   Acquisition                          Occupancy at
   Name            Costs         Date       GLA       City/State   Acquisition

Pike Creek      $22,897,676     8-04-98    234,580  Wilmington, DE        97%



ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


A.       Financial Statements and Pro Forma Financial Information

A)       Financial Statements:
                   Pike Creek
                   Independent Auditors' Report
                   Statement of Revenues and Certain Expenses
                      for the year ended December 31, 1997

         B)      Pro Forma Financial Information:
                    Regency Realty Corporation
                 Pro Forma Condensed Consolidated Balance Sheet,
                    June 30, 1998 (unaudited)
                 Pro Forma Condensed Statement of Operations
                    for the six month period ended June 30, 1998 and the year ended December 31, 1997 (unaudited)

C.       Exhibits:

10.      Material Contracts

         (a) Purchase and Sale Agreement dated May 1, 1998, by and between BIG VALLEY ASSOCIATES, LIMITED PARTNERSHIP, a Delaware limited partnership ("Seller") and RRC ACQUISITIONS TWO, INC., A Florida corporation ("Purchaser").

23.  Consent of KPMG Peat Marwick LLP

SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     REGENCY REALTY CORPORATION
                                    (registrant)



October 7, 1998             By: /s/ J. Christian Leavitt
                                    --------------------------------
                                    J. Christian Leavitt
                                    Vice President and Treasurer

                       Independent Auditors' Report


The Board of Directors
Regency Realty Corporation:

We have audited the accompanying statement of revenues and certain expenses of Pike Creek Shopping Center for the year ended December 31, 1997. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of Pike Creek Shopping Center was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a Form 8-K of Regency Realty Corporation and excludes material amounts, described in note 1, that would not be comparable to those resulting from the proposed future operation of the property. The presentation is not intended to be a complete presentation of Pike Creek Shopping Center revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, described in note 1, of Pike Creek Shopping Center for the year ended December 31, 1997, in conformity with generally accepted accounting principles.





                                                  KPMG Peat Marwick LLP
Jacksonville, Florida
September 9, 1998

                           PIKE CREEK SHOPPING CENTER

                   Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1997





Revenues:
     Minimum rent                                    $      1,979,571
     Recoveries from tenants                                  182,438
     Percentage rent                                          195,536
                                                        -------------
         Total revenues                                     2,357,545
                                                        -------------
Certain operating expenses:
     Operating and maintenance                                134,303
     Real estate taxes                                        140,003
     Management fees                                           93,408
     General and administrative                                79,978
                                                        -------------
         Total expenses                                       447,692
                                                        -------------

         Revenues in excess of certain expenses      $      1,909,853
                                                        =============






See accompanying notes to statement of revenues and certain expenses.

                           PIKE CREEK SHOPPING CENTER

               Notes to Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1997




1.     Basis of Presentation

       The statement of revenues and certain expenses relates to the operation of a 234,580 square foot shopping center (the "Property") located in Wilmington, Delaware.

       The Property's financial statement is prepared on the accrual basis of accounting in conformity with generally accepted accounting principles.

       Subsequent to December 31, 1997, the Property was acquired by Regency Realty Corporation (RRC) in a transaction accounted for as a purchase. All operations of the Property will be included in the consolidated financial statements of RRC beginning at the acquisition date.

       The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by RRC in the proposed future operation of the Property, have been excluded. RRC is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results. Costs not directly related to the operation of the Property have been excluded, and consist of interest, depreciation, professional fees, and certain other non operating expenses.


2.     Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           PIKE CREEK SHOPPING CENTER

               Notes to Statement of Revenues and Certain Expenses






3.     Operating Leases

       For the year ended December 31, 1997, the following tenants paid minimum rent which exceeded 10% of the total minimum rent earned by the Property:


                                                                 Minimum
                           Tenant                               Rent Paid

                           ACME Markets                    $     440,000
                           Kmart Corporation                     370,745


       The Property is leased to tenants under operating leases with expiration dates extending to the year 2011. Future minimum rent under noncancelable operating leases as of December 31, 1997, excluding tenant reimbursements of operating expenses and excluding additional contingent rentals based on tenants' sales volume, are as follows:


                           Year ending December 31,                 Amount

                                      1998                    $     1,904,402
                                      1999                          1,746,945
                                      2000                          1,566,526
                                      2001                            722,183
                                      2002                            483,116
                                      Thereafter                    3,619,066

                                  Regency Realty Corporation
                     Pro Forma Condensed Consolidated Financial Statements




 The following unaudited pro forma condensed consolidated balance sheet is based upon the historical consolidated balance sheet of Regency Realty Corporation (the Company) as of June 30, 1998 as if the Company had completed the acquisition of two additional shopping centers and completed the issuance of $100 million senior term notes subsequent to period end. The following unaudited pro forma consolidated statements of operations of the Company are based upon the historical consolidated statements of operations for the six-month period ended June 30, 1998 and the year ended December 31, 1997.
 These statements are presented as if the Company had acquired all of its properties as of January 1, 1997. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's Form 10-K as of and for the three years ended December 31, 1997 and Form 10-Q filed for the period ended June 30, 1998.

 The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations of the Company would have been at June 30, 1998 or December 31, 1997 assuming the transactions had been completed as set forth above, nor does it purport to represent the financial position or results of operations of the Company in future periods.

                                      Regency Realty Corporation
                           Pro Forma Condensed Consolidated Balance Sheet
                                           June 30, 1998
                                            (Unaudited)
                                          (in thousands)



                                                                          Historical        Adjustments            Pro Forma
   Assets

   Real estate investments, at cost                                        $ 1,050,352            36,243   (a)       1,086,595
   Construction in progress                                                     31,133                 -                31,133
        Less: accumulated depreciation                                          46,160                 -                46,160
                                                                         --------------    --------------        --------------
              Real estate rental property, net                               1,035,325            36,243             1,071,568
                                                                         --------------    --------------        --------------
   Investments in real estate partnerships                                      22,401                 -                22,401
                                                                         --------------    --------------        --------------

        Net real estate investments                                          1,057,726            36,243             1,093,969
                                                                         --------------    --------------        --------------

   Cash and cash equivalents                                                    12,733                 -                12,733
   Tenant receivables, net of allowance for
        uncollectible accounts                                                  10,684                 -                10,684
   Deferred costs, less accumulated amortization                                 4,497                 -                 4,497
   Other assets                                                                  7,458             1,250   (b)           8,708
                                                                         --------------    --------------        --------------

            Total Assets                                                   $ 1,093,098            37,493             1,130,591
                                                                         ==============    ==============        ==============


            Liabilities and Stockholders' Equity
   Mortgage loans payable                                                    $ 317,796                 -               317,796
   Acquisition and development line of credit                                   89,731           (62,507) (a)(b)        27,224
   Notes payable                                                                     -           100,000   (b)         100,000
                                                                         --------------    --------------        --------------

        Total debt                                                             407,527            37,493               445,020

   Accounts payable and other liabilities                                       17,064                 -                17,064
   Tenant's security and escrow deposits                                         2,763                 -                 2,763
                                                                         --------------    --------------        --------------

        Total liabilities                                                      427,354            37,493               464,847
                                                                         --------------    --------------        --------------


   Exchangeable preferred units                                                 78,800                 -                78,800
   Exchangeable operating partnership units                                     26,912                 -                26,912
   Limited partners' interest in consolidated partnerships                       7,520                 -                 7,520
                                                                         --------------    --------------        --------------

                                                                               113,232                 -               113,232

   Common stock and additional paid in capital                                 567,014                 -               567,014
   Distributions in excess of net income                                       (14,502)                -               (14,502)
                                                                         --------------    --------------        --------------

        Total stockholders' equity                                             552,512                 -               552,512
                                                                         --------------    --------------        --------------

            Total liabilities and stockholders' equity                     $ 1,093,098            37,493             1,130,591
                                                                         ==============    ==============        ==============


   See accompanying notes to pro forma condensed consolidated balance sheet.

                                          Regency Realty Corporation
                         Notes to Pro Forma Condensed Consolidated Balance Sheet
                                                June 30, 1998
                                                 (Unaudited)
                                                (in thousands)



 (a)  Acquisitions of Shopping Centers:

      In January 1998, the Company entered into an agreement to acquire shopping centers from various entities comprising the Midland Group consisting of 21 shopping centers plus 11 shopping centers under development. The Company had acquired 20 of the 21 Midland shopping centers prior to June
      30, 1998 containing 2.0 million square feet for approximately $167.1 million. Those shopping centers are included in the Company's June 30, 1998 balance sheet. The one remaining shopping center, Windmiller Farms, was acquired on July 15, 1998 using funds drawn on the Line. The center was acquired for an aggregate purchase price of $13.3 million which is reflected in the pro forma balance sheet.

      Subsequent to June 30, 1998, the Company expects to acquire an additional three properties under development for $41.3 million. In addition, during 1998, the Company expects to pay $4.6 million in additional costs related to joint venture investments and other transaction costs related to acquiring the various shopping centers from Midland, and during 1999 and 2000 expects to pay contingent consideration of $23.0 million. The following table represents the properties under development which the Company expects to acquire from Midland upon completion of construction during 1998. These properties are not included in these pro forma condensed consolidated financial statements.

                                              Expected
                                            Acquisition        Purchase
                                                Date            Price
                                           ---------------  ---------------
           Garner Festival                   October-98   $         20,571
           Nashboro                          October-98              7,260
           Crooked Creek                     October-98             13,471
                                                            ---------------
                                                          $         41,302
                                                            ===============


      In addition, the Company acquired one other shopping center for an aggregate purchase price of $22.9 million which is reflected in the pro forma balance sheet. The shopping center, Pike Creek Shopping Center, was acquired on August 4, 1998 using funds drawn on the Line.

 (b) Represents the proceeds from a $100 million debt offering completed July 15, 1998, less offering costs of 1.25%. At closing, the Company used the net proceeds from the Offering ($98.8 million) for the repayment of the balance outstanding on the Line and the remainder was used to offset the $36.2 million borrowed on the Line for the acquisitions of Pike Creek and Windmiller Farms. The Company has recorded $1.2 million of financing costs as an "Other Asset" to be amortized over the term of the Notes.

                           Regency Realty Corporation
                 Pro Forma Consolidated Statements of Operations
                  For the Six Month Period Ended June 30, 1998
                      and the Year Ended December 31, 1997
                                   (Unaudited)
                 (In thousands, except share and per share data)





                                                                  For the Six Month Period Ended June 30, 1998
                                                                 Midland          Acquisition         Other
                                                Historical       Properties         Properties      Adjustments         Pro Forma
                                                                   (d)                (e)
Revenues:
  Minimum rent                                    $ 47,661           3,913              3,074           (697)  (i)         53,951
  Percentage rent                                    1,662               -                154             (8)  (i)          1,808
  Recoveries from tenants                           10,639             542                716            (67)  (i)         11,830
  Management, leasing and brokerage fees             5,406               -                  -              -                5,406
  Equity in income of investments
   in real estate partnerships                         146               -                  -              -                  146
                                              --------------  --------------     --------------    -----------       --------------

                                                    65,514           4,455              3,944           (772)              73,141
                                              --------------  --------------     --------------    -----------       --------------

Operating expenses:
  Depreciation and amortization                     11,385             817  (f)           902  (f)      (453)  (i)         12,651
  Operating and maintenance                          8,472             283                333           (122)  (i)          8,966
  General and administrative                         7,262             231                205            (25)  (i)          7,673
  Real estate taxes                                  5,788             488                484            (81)  (i)          6,679
                                              --------------  --------------     --------------    -----------       --------------

                                                    32,907           1,819              1,924           (681)              35,969
                                              --------------  --------------     --------------    -----------       --------------

 Interest expense (income):
  Interest expense                                  12,873           2,646  (g)         2,168  (h)    (3,220)  (j)         14,467
  Interest income                                     (966)              -                  -              -                 (966)
                                              --------------  --------------     --------------    -----------       --------------

                                                    11,907           2,646              2,168         (3,220)              13,501
                                              --------------  --------------     --------------    -----------       --------------

   Income before minority interest
     and gain on sale of real
       estate investments                           20,700             (10)              (148)         3,129               23,671
Gain on sale of real estate investments             10,746               -                  -         (9,336)  (i)          1,410
 Minority interest                                  (1,092)              -                 (3)           202                 (893)
                                              --------------  --------------     --------------    -----------       --------------

       Net income                                   30,354             (10)              (151)        (6,005)              24,188

 Preferred distributions                                 -               -                  -         (3,250)  (k)         (3,250)
                                              --------------  --------------     --------------    -----------       --------------

       Net income for shareholders                $ 30,354             (10)              (151)        (9,255)              20,938
                                              ==============  ==============     ==============    ===========       ==============

 Net income per share (note (l)):
       Basic                                      $   1.11                                                                  $ 0.73
                                              ==============                                                         ==============

       Diluted                                    $   1.06                                                                  $ 0.72
                                              ==============                                                         ==============




 See accompanying notes to pro forma consolidated statements of operations.

                           Regency Realty Corporation
                 Pro Forma Consolidated Statements of Operations
                  For the Six Month Period Ended June 30, 1998
                      and the Year Ended December 31, 1997
                                   (Unaudited)
                 (In thousands, except share and per share data)

                                                               For the Year Ended December 31, 1997
                                                            Branch       Midland      Acquisition          Other
                                             Historical   Properties   Properties     Properties        Adjustments     Pro Forma
                                                             (c)          (d)            (e)


Revenues:
  Minimum rent                                $ 70,103      3,596       16,482         17,130            (4,136)  (i)     103,175
  Percentage rent                                2,151        167            -            495                 -             2,813
  Recoveries from tenants                       17,052        751        2,240          3,899              (548)  (i)      23,394
  Management, leasing and brokerage fees         7,997      1,060            -              -                 -             9,057
  Equity in income of investments
   in real estate partnerships                      33          -            -              -                 -                33
                                         -------------  ---------  -----------     ----------      ------------       -----------

                                                97,336      5,574       18,722         21,524            (4,684)          138,472
                                         -------------  ---------  -----------     ----------      ------------       -----------

Operating expenses:
  Depreciation & amortization                   16,303        972        2,994  (f)     4,340  (f)         (855)  (i)      23,754
  Operating and maintenance                     14,212        595        1,194          2,306            (1,260)  (i)      17,047
  General and administrative                     9,964        683        1,042          1,083               (49)  (i)      12,723
  Real estate taxes                              8,692        404        1,635          2,450              (447)  (i)      12,734
                                         -------------  ---------  -----------     ----------      ------------       -----------

                                                49,171      2,654        6,865         10,179            (2,611)           66,258
                                         -------------  ---------  -----------     ----------      ------------       -----------

 Interest expense (income):
   Interest expense                             19,667      1,517       10,353  (g)    11,778  (h)       (6,439)  (j)      36,876
   Interest income                              (1,000)       (33)           -              -                 -            (1,033)
                                         -------------  ---------  -----------     ----------      ------------       -----------

                                                18,667      1,484       10,353         11,778            (6,439)           35,843
                                         -------------  ---------  -----------     ----------      ------------       -----------

  Income before minority interest
    and gain on sale of real
      estate investments                        29,498      1,436        1,504           (433)            4,366            36,371

 Gain on sale of real estate investments           451          -            -              -              (451)  (i)           -
 Minority interest                              (2,547)     1,010          (38)            (2)             (142)           (1,719)
                                         -------------  ---------  -----------     ----------      ------------       -----------

       Net income                               27,402      2,446        1,466           (435)            3,773            34,652

 Preferred distributions                             -          -            -              -            (6,500)  (k)      (6,500)

                                         -------------  ---------  -----------     ----------      ------------       -----------
       Net income for shareholders            $ 27,402      2,446        1,466           (435)           (2,727)           28,152
                                         =============  =========  ===========     ==========      ============       ===========

 Net income per share (note (l)):
       Basic                                  $   1.28                                                                     $ 1.32
                                         =============                                                                ===========

       Diluted                                $   1.23                                                                     $ 1.23
                                         =============                                                                ===========


 See accompanying notes to pro forma consolidated statements of operations.

                                 Regency Realty Corporation
                     Notes to Pro Forma Consolidated Statements of Operations
                                  For the  Six  Month   Period
                                  Ended June 30,  1998 and
                                   the Year ended  December 31, 1997
                                         (Unaudited)
                        (In thousands, except unit and per unit data)

 (c) Reflects pro forma results of operations for the Branch Properties for the period from January 1, 1997 to March 7, 1997 (acquisition date).

 (d) Reflects revenues and certain expenses for the Midland Properties for the period from January 1, 1998 to the earlier of the respective acquisition date of the property or June 30, 1998, and for the year ended December 31, 1997.

                                                                 For the period ended June 30, 1998
             Property               Acquisition      Minimum       Recoveries      Operating and         Real         General and
               Name                    Date            Rent       from Tenants      Maintenance      Estate Taxes   Administrative
                                    ------------   -------------  --------------   --------------   --------------  --------------


           Windmiller Farms           7/15/98      $        574   $          90    $          34    $            71     $       32
           Franklin Square            4/29/98               414              56               52                 31             32
           St. Ann Square             4/17/98               217              44               18                 35             12
           East Point Crossing        4/29/98               268              52               16                 35             17
           North Gate Plaza           4/29/98               234              33               18                 27             10
           Worthington Park           4/29/98               281              68               22                 40             19
           Beckett Commons            3/1/98                113               7                6                 14              4
           Cherry Grove Plaza         3/1/98                239              11               13                 22             21
           Bent Tree Plaza            3/1/98                137              11                7                 59              8
           West Chester Plaza         3/1/98                130              12               13                 42              7
           Brookville Plaza           3/1/98                 95               5                5                  8              4
           Lake Shores Plaza          3/1/98                123              10                5                 16              6
           Evans Crossing             3/1/98                116               4                5                  8              6
           Statler Square             3/1/98                164              15               13                  1              8
           Kernersville Plaza         3/1/98                120               4                8                  8              8
           Maynard Crossing           3/1/98                272              38               13                 15             15
           Shoppes at Mason           3/1/98                116              27               15                 33              6
           Lake Pine Plaza            3/1/98                152              13               10                  8              9
           Hamilton Meadows           3/1/98                148              42               10                 15              7
                                                   -------------  --------------   --------------   ---------------     -----------
                                                   $      3,913   $         542    $         283    $           488     $      231
                                                   =============  ==============   ==============   ================    ===========

                                                                                For the year ended December 31, 1997
             Property               Acquisition      Minimum      Recoveries    Operating and           Real         General and
               Name                    Date            Rent      from Tenants    Maintenance        Estate Taxes    Administrative
                                    ------------   ----------   ------------   --------------     ----------------    -------------

           Windmiller Farms           7/15/98     $    1,157    $       181    $          69      $           143     $         64
           Franklin Square            4/29/98          1,270            171              158                   94               98
           St. Ann Square             4/17/98            741            149               60                  119               42
           East Point Crossing        4/29/98            821            159               50                  107               51
           North Gate Plaza           4/29/98            718            100               56                   84               32
           Worthington Park           4/29/98            862            208               67                  124               59
           Beckett Commons            3/1/98             687            140               38                   83               47
           Cherry Grove Plaza         3/1/98           1,445            175               85                  131              105
           Bent Tree Plaza            3/1/98             786            130               64                   59               48
           West Chester Plaza         3/1/98             807             70               72                   84               45
           Brookville Plaza           3/1/98             571             42               34                   50               30
           Lake Shores Plaza          3/1/98             759            156               55                   96               32
           Evans Crossing             3/1/98             613             84               34                   50               33
           Statler Square             3/1/98             913             76               43                   54               60
           Kernersville Plaza         3/1/98             605             58               29                   51               33
           Maynard Crossing           3/1/98           1,367            133               78                   95              104
           Shoppes at Mason           3/1/98             644             56               61                   65               38
           Lake Pine Plaza            3/1/98             827             93               54                   51               46
           Hamilton Meadows           3/1/98             889             59               87                   95               75
                                                   ----------   ------------   --------------     ----------------    -------------
                                                  $   16,482    $     2,240    $       1,194      $         1,635     $      1,042
                                                   ==========   ============   ==============     ================    =============

                                 Regency Realty Corporation
                     Notes to Pro Forma Consolidated Statements of Operations
                                  For the  Six  Month   Period
                                  Ended June 30,  1998 and
                                   the Year ended  December 31, 1997
                                         (Unaudited)
                        (In thousands, except unit and per unit data)



 (e) Reflects revenues and certain expenses for the Acquisition Properties for the period from January 1, 1998 to the earlier of the respective acquisition date of the property or June 30, 1998, and for the year ended December 31, 1997.



                                                                            For the period ended June 30, 1998
      Property            Acquisition    Minimum        Percentage      Recoveries       Operating and       Real      General and
        Name                Date          Rent            Rent         from Tenants      Maintenance    Estate Taxes  Administrative
                         ------------  ------------   -----------     --------------     ------------    ------------   ---------

    Delk Spectrum           1/14/98     $        48    $         -      $           5      $         2     $         3    $      2
    Bloomingdale Square     2/11/98             214              6                 53               25              24          21
    Silverlake              6/3/98              346              -                 60               36              36          18
    Highland Square         6/17/98             516             51                 86               46              79          60
    Shoppes @104            6/19/98             620              -                133               72              79          28
    Fleming Island          6/30/98             348              -                289               39             194          36
    Pike Creek              8/4/98              982             97                 90              113              69          40
                                        ------------   -----------      --------------     ------------    ------------   ---------
                                        $     3,074    $       154      $         716      $       333     $       484    $    205
                                        ============   ============     ==============     ============    ============   =========


                                                                  For the year ended December 31, 1997
      Property            Acquisition    Minimum      Percentage       Recoveries     Operating and         Real       General and
        Name                Date          Rent          Rent         from Tenants     Maintenance       Estate Taxes  Administrative
                          ------------  ------------   -----------     ------------    ------------      ------------- -------------

    Oakley Plaza            3/14/97     $       142             -      $        14      $     13     $         13    $            8
    Mariner's Village       3/25/97             185             6               37            45               33                 7
    Carmel Commons          3/28/97             297            11               63            38               35                22
    Mainstreet Square       4/15/97             193             -               34            42               30                15
    East Port Plaza         4/25/97             543             -              107            96               65                33
    Hyde Park Plaza         6/6/97            1,702           118              339           144              265                84
    Rivermont Station       6/30/97             642             -              124            65               56                34
    Lovejoy Station         6/30/97             306             -               63            36               29                 9
    Tamiami Trails          7/10/97             508             -              163           124               66                30
    Garden Square           9/19/97             671             -              232           144               99                50
    Kingsdale              10/10/97           1,334             -              300           325              221                75
    Boynton Lakes Plaza     12/1/97           1,159             -              391           267              250                80
    Pinetree Plaza         12/23/97             279             -               51            50               37                21
    Delk Spectrum           1/14/98           1,355            10              145            57               88                46
    Bloomingdale Square     2/11/98           1,863            43              459           215              209               184
    Silverlake              6/3/98              819             -              142            85               85                43
    Highland Square         6/17/98           1,122           111              187            99              171               130
    Shoppes @104            6/19/98           1,332             -              285           154              170                60
    Fleming Island          6/30/98             698             -              581            79              388                72
    Pike Creek              8/4/98            1,980           196              182           228              140                80
                                        ------------   -----------     ------------     ---------    -------------   ---------------
                                        $    17,130    $      495      $     3,899      $  2,306     $      2,450    $        1,083
                                        ============   ===========     ============     =========    =============   ===============

                                 Regency Realty Corporation
                     Notes to Pro Forma Consolidated Statements of Operations
                                  For the  Six  Month   Period
                                  Ended June 30,  1998 and
                                   the Year ended  December 31, 1997
                                         (Unaudited)
                        (In thousands, except unit and per unit data)


 (f) Depreciation expense is based on the estimated useful life of the properties acquired. For properties under construction, depreciation expense is calculated from the date the property is placed in service through the end of the period. In addition, the six month period ended
      June 30, 1998 and year ended December 31, 1997 calculations reflect depreciation expense on the properties from January 1, 1997 to the earlier of the respective acquisition date of the property or June 30, 1998.

                                                                      For the period ended June 30, 1998
       Property                                  Building and       Year Building                       Depreciation
         Name                                    Improvements        Built/Renovated     Useful Life     Adjustment
                                                 --------------     -----------------    -----------    -------------
     Delk Spectrum                          $           10,417          1991                 34        $             11
     Bloomingdale Square                                13,189          1987                 30                      51
     Silverlake Shopping Center                          7,584          1988                 31                     103
     Highland Square                                     9,049          1960                 20                     208
     Shoppes @104                                        6,439          1990                 33                      91
     Fleming Island                                      4,773          1994                 37                      64
     Pike Creek                                         18,082          1981                 24                     374
                                                                                                       ----------------
         Acquisition Properties pro
         forma depreciation adjustment                                                                 $            902
                                                                                                       ================
     Midland Properties                     $          131,065      Ranging from        Ranging from
                                                                    1986 to 1996          29 to 40     $            817
                                                                                                       ================

                                                                     For the year ended December 31, 1997
       Property                                  Building and       Year Building                       Depreciation
         Name                                    Improvements        Built/Renovated     Useful Life     Adjustment
                                                 --------------     ------------------  --------------- ----------------
     Oakley Plaza                           $            6,428          1988                 31        $             41
     Mariner's Village                                   5,979          1986                 29                      47
     Carmel Commons                                      9,335          1979                 22                     101
     Mainstreet Square                                   4,581          1988                 31                      43
     Hyde Park Plaza                                    33,734          1995                 38                     382
     East Port Plaza                                     8,179          1991                 34                      76
     Rivermont Station                                   9,548          1996                 39                     121
     Lovejoy Station                                     5,560          1995                 38                      73
     Tamiami Trails                                      7,598          1987                 30                     133
     Garden Square                                       7,151          1991                 34                     151
     Kingsdale                                          10,023          1997                 27                     288
     Boynton Lakes Plaza                                 9,618          1993                 36                     244
     Pinetree Plaza                                      3,057          1982                 25                     120
     Delk Spectrum                                      10,417          1991                 34                     306
     Bloomingdale Square                                13,189          1987                 30                     440
     Silverlake Shopping Center                          7,584          1988                 31                     245
     Highlands Square                                    9,049          1960                 20                     452
     Shoppes @104                                        6,439          1990                 33                     195
     Fleming Island                                      4,773          1994                 37                     129
     Pike Creek                                         18,082          1981                 24                     753

         Acquisition Properties pro                                                                     ----------------
         forma depreciation adjustment                                                                 $          4,340
                                                                                                        ================
     Midland Properties                                131,065      Ranging from        Ranging from
                                                                    1986 to 1996          29 to 40     $          2,994
                                                                                                        ================

                                 Regency Realty Corporation
                     Notes to Pro Forma Consolidated Statements of Operations
                                  For the  Six  Month   Period
                                  Ended June 30,  1998 and
                                   the Year ended  December 31, 1997
                                         (Unaudited)
                        (In thousands, except unit and per unit data)


 (g) To reflect interest expense on the Line required to complete the acquisition of the Midland Properties at the average interest rate afforded the Company (6.525%) and the assumption of $97.0 million of debt. For properties under construction, interest expense is calculated from the date the property is placed in service through the end of the period.

               Pro forma interest adjustment for
                the six month period ended June 30, 1998     $         2,646
                                                             ===============
               Pro forma interest adjustment for
                the year ended December 31, 1997             $        10,353
                                                             ===============

(h) To reflect interest expense on the Line required to complete the acquisition of the Acquisition Properties at the average interest rate afforded the Company (6.525%). The six month period ended June 30, 1998 and year ended December 31, 1997 calculation reflects interest expense on the properties from January 1, 1997 to the respective acquisition date of the property.

               Pro forma interest adjustment for
                the six-month period ended June 30, 1998     $          2,168
                                                             ================
               Pro forma interest adjustment for
                the year ended December 31, 1997             $         11,778
                                                             ================

 (i) In December, 1997, the Company sold one office building for $2.6 million and recognized a gain on the sale of $451,000. During the first quarter of 1998, the Company sold three office buildings and a parcel of land for $26.7 million, and recognized a gain on the sale of $9.3 million. The adjustments to the pro forma statements of operations reflect the reversal of the revenues and expenses from the office buildings generated during 1997 and 1998, including the gains on the sale of the office buildings as if the sales had been completed on January 1, 1997. The Company believes that excluding the results of operations and gains related to the office buildings sold is necessary for an understanding of the continuing operations of the Company.

 (j) To reflect (i) interest expense and loan cost amortization on the $100 million debt offering offset by (ii) the reduction of interest expense on the Line and mortgage loans from the proceeds of the debt offering, the issuance of the preferred units and the proceeds from the sale of the office buildings referred to in note (i).

               Pro forma interest adjustment for
                the six-month period ended June 30, 1998    $          (3,220)
                                                            ==================

               Pro forma interest adjustment for
                the year ended December 31, 1997            $          (6,439)
                                                            ==================


 (k) To reflect the distribution on the offering of preferred units at an assumed annual rate of 8.125% for the six-month period ended June 30, 1998 and year ended December 31, 1997.

                                 Regency Realty Corporation
                     Notes to Pro Forma Consolidated Statements of Operations
                                  For the  Six  Month   Period
                                  Ended June 30,  1998 and
                                   the Year ended  December 31, 1997
                                         (Unaudited)
                        (In thousands, except unit and per unit data)



 (l) The following summarizes the calculation of basic and diluted earnings per unit for the six-month period ended June 30, 1998 and the year ended December 31, 1997:

                                                                                          For the Six          For the year
                                                                                         Months Ended             Ended
                                                                                         June 30, 1998      December 31, 1997
                                                                                        ----------------    -------------------

           Basic Earnings Per Share (EPS) Calculation:
               Weighted average common shares outstanding                                        24,837                 17,424
                                                                                        ================    ===================

               Net income for common stockholders                                  $             20,938     $           28,152
               Less: dividends paid on Class B common stock                                       2,689                  5,140
                                                                                        ----------------    -------------------
               Net income for Basic EPS                                            $             18,249                 23,012
                                                                                        ================    ===================

           Basic EPS                                                               $               0.73                   1.32
                                                                                        ================    ===================

               Net income for Basic EPS                                            $             18,249                 23,012
               Add:  minority interest of exchangeable partnership units                            693                  1,214
                                                                                        ----------------    ------------------
               Net income for Diluted EPS                                          $             18,942                 24,226
                                                                                        ================    ==================
           Diluted Earnings Per Share (EPS) Calculation:
               Weighted average common shares outstanding for Basic EPS                          24,837                 17,424
               Exchangeable operating partnership units                                           1,135                  1,243
               Incremental units to be issued under common
                 stock options using the Treasury method                                             27                     80
               Contingent units or shares for the acquisition
                 of real estate                                                                     428                    955
                                                                                        ----------------    -------------------
                        Total Diluted Shares                                                     26,427                 19,702
                                                                                        ================    ===================

           Diluted EPS                                                             $               0.72     $             1.23
                                                                                        ================    ===================